SECOND AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this "Second Amendment"), is made this March 12, 2012, by and among, AR CAPITAL, LLC, a Delaware limited liability company, formerly known as American Realty Capital II, LLC, ("Buyer") and THE PARTIES IDENTIFIED ON SCHEDULE "A" of the Agreement as hereinafter defined (individually a "Seller" collectively, the "Sellers").

WHEREAS, Buyer and Sellers entered into that certain Agreement for Purchase and Sale of Real Property, with an Effective Date of February 8, 2012, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of February 28, 2012 (collectively, the "Agreement"), with regard to the Property, more particularly described in the Agreement. Buyer and Seller wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Buyer hereby approves of its due diligence investigation of the Property and desires to proceed to Closing.

2.	Deferred Maintenance Credit. At Closing, Seller shall provide Buyer with a credit in the amount of Thirteen Thousand Five Hundred Ninety-Six and No/100 Dollars ($13,596.00) for various deferred maintenance issues at the Property.

3.	Miscellaneous. Except as expressly modified hereby, the terms of the Agreement as previously amended, shall remain in full force and effect as written. Any capitalized term used in this Second Amendment and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together shall constitute on agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.

SELLER:

THE PARTIES IDENTIFIED ON SCHEDULE "A"

By: DAVENPORT EXCHANGE, L.L.C., a Delaware limited liability company

By: INLAND PRIVATE CAPITAL CORPORATION, a Delaware corporation, its sole member, as Attorney in Fact under written power or attorney which signs on their behalf

By:	/s/ Patricia DelRosso
Name: Patricia DelRosso
Title: President

BUYER

AR CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President